UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2025
Date of Report (Date of earliest event reported)
AIR LEASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars,	Suite 1000N
Los Angeles,	California	90067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
3.700% Medium-Term Notes, Series A, due April 15, 2030	AL30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of stockholders (the “Annual Meeting”) of Air Lease Corporation (the “Company”) was held on May 2, 2025.

At the Annual Meeting, the Company’s stockholders (i) elected the nine nominees identified in the table below to the Board of Directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified or until his or her earlier death, disqualification, resignation or removal, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and (iii) approved, on an advisory basis, the 2024 compensation of the Company’s named executive officers.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Director Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Hart	85,001,160	15,502,181	31,365	4,824,492
Yvette Hollingsworth Clark	92,203,773	8,285,935	44,996	4,824,492
Cheryl Gordon Krongard	88,268,114	12,202,843	53,750	4,824,492
Marshall O. Larsen	87,911,111	11,856,634	766,962	4,824,492
Susan McCaw	96,922,817	3,591,878	20,014	4,824,492
Robert A. Milton	92,923,158	7,591,210	20,339	4,824,492
John L. Plueger	95,753,081	4,760,948	20,678	4,824,492
Ian M. Saines	88,615,498	7,045,445	4,648,604	4,824,492
Steven F. Udvar-Házy	95,195,004	5,320,066	19,637	4,824,492

Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025

For	Against	Abstain
102,892,773	2,443,818	22,607

Advisory Approval of 2024 Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
61,791,111	38,701,239	42,355	4,824,492

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 8, 2025	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

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